--------------------          PART OF CREDIT | ASSET
WARBURG PINCUS FUNDS                  SUISSE | MANAGEMENT
--------------------

                                   PROSPECTUS

                                  Common Class
                                December 22, 2000

                                 WARBURG PINCUS
                          GLOBAL NEW TECHNOLOGIES FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ................................................................    4
    Goal and Principal Strategies .........................................    4
    Investor Profile ......................................................    4
    A Word About Risk .....................................................    5

INVESTOR EXPENSES .........................................................    8
    Fees and Fund Expenses ................................................    8
    Example ...............................................................    9

THE FUND IN DETAIL ........................................................   10
    The Management Firms ..................................................   10
    Multi-Class Structure .................................................   10
    Fund Information Key ..................................................   11
    Goal and Strategies ...................................................   12
    Portfolio Investments .................................................   12
    Risk Factors ..........................................................   12
    Portfolio Management ..................................................   13
    Investor Expenses .....................................................   13

MORE ABOUT RISK ...........................................................   14
    Introduction ..........................................................   14
    Types of Investment Risk ..............................................   14
    Certain Investment Practices ..........................................   16

MEET THE MANAGERS .........................................................   19

ABOUT YOUR ACCOUNT ........................................................   20
    Share Valuation .......................................................   20
    Buying and Selling Shares .............................................   20
    Account Statements ....................................................   21
    Distributions .........................................................   21
    Taxes .................................................................   21

OTHER INFORMATION .........................................................   23
    About the Distributor .................................................   23

FOR MORE INFORMATION ..............................................   back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
FUND/RISK FACTORS              GOAL                    STRATEGIES
--------------------------------------------------------------------------------
GLOBAL NEW                     Capital appreciation    o Focuses on companies
TECHNOLOGIES FUND                                        associated with
Risk factors:                                            leading-edge technology
 Foreign securities                                      products and services
 Market risk                                           o Looks for attractive
 Non-diversified status                                  growth potential
 Regulatory risk                                       o Invests in U.S. and
 Sector concentration                                    foreign equity
 Start-up and other small                                securities
  companies
 Technology companies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

      The fund is designed for investors who:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are looking for capital appreciation

o     want to diversify their portfolios into technology stocks

      They may NOT be appropriate if you:

o     are investing for a shorter time horizon

o are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

o     are looking for exposure to companies in a broad variety of industries

o     want to limit your exposure to foreign securities

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

--------------------------------------------------------------------------------
A WORD ABOUT RISK
--------------------------------------------------------------------------------

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      The principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES

      A fund that invests outside the U.S. carries additional risks that include:

o Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

o Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

o Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

      The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

      The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

REGULATORY RISK

      Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

SECTOR CONCENTRATION

      A fund that invests more than 25% of its net assets in a group of related industries (market sector) is subject to increased risk. Fund performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.

START-UP AND OTHER SMALL COMPANIES

      Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

TECHNOLOGY COMPANIES

      Technology companies can be significantly (and adversely) affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

      Because the fund involves a high level of risk, you should consider it only for the aggressive portion of your portfolio. The fund may not be appropriate for everyone.

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                                       7

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are expected amounts for the fiscal period ending August 31, 2001.

--------------------------------------------------------------------------------
                                                                   GLOBAL NEW
                                                                  TECHNOLOGIES
                                                                      FUND
--------------------------------------------------------------------------------
Shareholder Fees
 (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge "load" on purchases                                      NONE
--------------------------------------------------------------------------------
Deferred sales charge "load"                                          NONE
--------------------------------------------------------------------------------
Sales charge "load" on reinvested distributions                       NONE
--------------------------------------------------------------------------------
Redemption fees                                                       NONE
--------------------------------------------------------------------------------
Exchange fees                                                         NONE
--------------------------------------------------------------------------------
Annual fund operating expenses
 (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                                       1.00%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                  .25%
--------------------------------------------------------------------------------
Other expenses(1)                                                    1.12%
--------------------------------------------------------------------------------
Total annual fund operating expenses(2)                              2.37%
--------------------------------------------------------------------------------
(1) Other expenses are based on estimated amounts to be charged in the current fiscal period.
(2) Fund service providers have voluntarily agreed to waive some of their fees and reimburse some expenses. These waivers and reimbursements, which may be discontinued at any time, are expected to lower the fund's expenses as follows:

EXPENSES AFTER WAIVERS AND
REIMBURSEMENTS

Management fee                                                              .26%

Distribution and service (12b-1) fee                                        .25%

Other expenses                                                              .99%
                                                                           ----

Total annual fund operating expenses                                       1.50%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------
                           ONE YEAR                THREE YEARS
--------------------------------------------------------------------------------
                             $240                     $739
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

--------------------------------------------------------------------------------
THE MANAGEMENT FIRMS
--------------------------------------------------------------------------------

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

o Credit Suisse Asset Management companies manage approximately $104 billion in the U.S. and $296 billion globally

o Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC 3A 7JJ

o     Sub-investment adviser for the fund

o Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

o     Also a member of Credit Suisse Asset Management

      For easier reading, Credit Suisse Asset Management Limited will be referred to as "CSAM U.K." throughout this Prospectus.

--------------------------------------------------------------------------------
MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

      This Prospectus offers Common Class shares of the fund.

      The fund also offers Advisor Shares, which are described in a separate prospectus.

--------------------------------------------------------------------------------
FUND INFORMATION KEY
--------------------------------------------------------------------------------

      A concise description of the fund begins on the next page. Each description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

      The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment advisers to handle the fund's day-to-day management.

INVESTOR EXPENSES

      Expected expenses for the 2001 fiscal period. Actual expenses may be higher or lower.

o Management fee The fee paid to the investment adviser for providing investment advice to the fund and compensating the sub-investment adviser. Expressed as a percentage of average net assets after waivers.

o Distribution and service (12b-1) fees Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

o Other Expenses Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

--------------------------------------------------------------------------------
GOAL AND STRATEGIES
--------------------------------------------------------------------------------

      The fund seeks capital appreciation. To pursue this goal, it invests primarily in equity securities of U.S. and foreign companies which may benefit significantly from advances or improvements in technology. These companies may also have a potential for earnings growth that has not yet been recognized by the market.

      The emphasis of the fund will be companies that are associated with leading-edge technology products and services. These include:

o     internet services and infrastructure

o     e-commerce

o     computers and computer software

o     electronic components and systems

o     access/broadband

o     media/content

o     networking and communications

o     medical technologies

      Under normal market conditions, the fund invests at least 65% of assets in equity securities of technology companies. The fund invests in at least three countries, which may include the U.S., and may invest in companies of all sizes. In choosing equity securities, the fund's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. In considering whether to purchase a security, the portfolio managers look at a number of factors, including the reliability and effectiveness of management, whether the issuer is a leader in its business segment, whether the price of the security is attractive as compared to its competitors and whether the companies are expected to generate above-average growth rates. The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

      Equity holdings may consist of:

o     common and preferred stocks

o     securities convertible into or exchangeable for common stocks

o securities such as rights and warrants, whose values are based on common stocks

      The fund may invest in foreign securities without limit. To a limited extent, the fund may also engage in other investment practices.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

      This fund's principal risk factors are:

o     foreign securities

o     market risk

o     non-diversified status

o     regulatory risk

o     sector concentration

o     start-up and other small companies

o     technology companies

      Technology stocks have been highly volatile, and the value of your investment will fluctuate in response to movements in the prices of fund holdings. Because the fund invests internationally, it carries additional risks, including currency, information and political risks.

      Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

      Although the fund does not concentrate its investments in a specific industry, the fund may invest in a number of related industries which may be affected similarly by certain market or other economic conditions. You should expect it to be more volatile than a broadly diversified global equity fund.

      Non-diversification might cause the fund to be more volatile than a diversified mutual fund. To the extent that the fund invests in emerging markets or start-up and other small companies, it takes on additional risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

      Jeffrey T. Rose and Todd Jacobson are Co-Portfolio Managers of the Fund. Associate Portfolio Managers Esther R. Schreiber and Naimish M. Shah assist them. You can find out more about them in "Meet the Managers."

--------------------------------------------------------------------------------
INVESTOR EXPENSES
--------------------------------------------------------------------------------

      Expected expenses for the 2001 fiscal period (after fee waivers and expense reimbursements):

      Management fee                                                        .26%
      Distribution and service
         (12b-1) fee                                                        .25%
      All other expenses                                                    .99%
                                                                           -----

      Total expenses                                                       1.50%

                                 MORE ABOUT RISK

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

      The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK
--------------------------------------------------------------------------------

      The following risks are referred to throughout this Prospectus.

      Access risk Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

      Correlation risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

      Exposure risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

      o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

      Liquidity risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

      Market risk The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Operational risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

      Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|    Permitted without limitation; does not indicate actual use

/20%I/ Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%R Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

|_|    Permitted, but not expected to be used to a significant extent

--     Not permitted

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
--------------------------------------------------------------------------------
Borrowing The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. Speculative exposure risk.        33 1/3%

--------------------------------------------------------------------------------
Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different rates.(1)
Correlation, credit, currency, hedged exposure, liquidity, political,
speculative exposure, valuation risks.                                     |X|

--------------------------------------------------------------------------------
Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market,
operational, political, valuation risks.                                   |X|

--------------------------------------------------------------------------------
Equity and equity-related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. Liquidity,
market, valuation risks.                                                   |X|

--------------------------------------------------------------------------------
Foreign securities Securities of foreign issuers. May include depositary receipts. Currency, information, liquidity, market,
political, valuation risks.                                                |X|

--------------------------------------------------------------------------------
Futures and options on futures Exchange-traded contracts that enable a fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.1 Correlation, currency, hedged exposure, interest-rate, market, speculative exposure
risks.(2)                                                                  |_|

--------------------------------------------------------------------------------
Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated securities of comparable quality.
Credit, interest-rate, market risks.                                      35%

--------------------------------------------------------------------------------
Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate,
liquidity, market, valuation risks.                                        |_|

--------------------------------------------------------------------------------
Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. A fund may purchase or sell (write) both put and call options for hedging or speculative purposes.1
Correlation, credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                            25%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
--------------------------------------------------------------------------------
Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or
real-estate-related loans or interests. Credit, interest-rate, market      |_|
risks.

--------------------------------------------------------------------------------
Restricted and other lliquid securities Certain securities with restrictions on trading, or those not actively traded. May include
private placements. Liquidity, market, valuation risks.                   15%

--------------------------------------------------------------------------------
Sector concentration Investing more than 25% of a fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments affecting the
sector will have a greater effect on the fund.                             |X|

--------------------------------------------------------------------------------
Securities lending Lending portfolio securities to financial institutions; a fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market,
operational risks.                                                       33 1/3%

--------------------------------------------------------------------------------
Short-positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If a fund were to take short positions in stocks that increase in value, then it would be likely to underperform similar mutual funds that do not take short positions. Liquidity, market,
speculative exposure risk.                                                 |X|

--------------------------------------------------------------------------------
Short-term trading Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains distributions
could raise shareholders' income tax liability.                            |X|

--------------------------------------------------------------------------------
Special-situation companies Companies experiencing unusual
developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt a fund's performance if the anticipated benefits of the special situation do not materialize.
Information, market risks.                                                 |_|

--------------------------------------------------------------------------------
Start-up and other small companies Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information, liquidity, market, valuation
risks.                                                                     |X|

--------------------------------------------------------------------------------
Structured instruments Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted. Credit, currency, information, interest-rate, liquidity, market, political, speculative exposure,
valuation risks.                                                           |_|

--------------------------------------------------------------------------------
Technology companies Companies which may benefit significantly from advances or improvements in technology. Liquidity, market, valuation
risks.                                                                     |X|

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
--------------------------------------------------------------------------------
Temporary defensive tactics Placing some or all of a fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.               |_|

--------------------------------------------------------------------------------
Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative
exposure risks.                                                          15%I

--------------------------------------------------------------------------------
When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change
before delivery. Liquidity, market, speculative exposure risks.          20%

--------------------------------------------------------------------------------
(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGERS

                                [PHOTO OMITTED]
                               Todd Jacobson, CFA
                                    Director

o     Co-Portfolio Manager

o With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc.

o     With Warburg Pincus since 1997

o     Analyst at Brown Harriman, 1993 to 1997

                               Esther R. Schreiber
                                 Vice President

o     Associate Portfolio Manager

o     With CSAM since 1999

o     Vice president and senior analyst at Lazard Freres, 1999

o     Vice president and senior analyst at Credit Suisse First Boston, 1995 to
      1998

                                [PHOTO OMITTED]
                                 Jeffrey T. Rose
                                    Director

o     Co-Portfolio Manager

o     With CSAM since 2000

o     Managing director and portfolio manager at Prudential Investments, 1994 to
      2000

o     Analyst and portfolio manager at Prudential Capital Group, 1992 to 1994

                                 Naimish M. Shah
                                 Vice President

o     Associate Portfolio Manager

o     With CSAM since 2000

o     Associate of technology equity sales at Goldman Sachs, 1998 to 2000

           Job titles indicate position with the investment adviser.

                               ABOUT YOUR ACCOUNT

--------------------------------------------------------------------------------
SHARE VALUATION
--------------------------------------------------------------------------------

      The price of your shares is also referred to as their net asset value
(NAV).

      The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

      The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors determines that using this method would not reflect an investment's value.

      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

      The accompanying Shareholder Guide explains how to invest directly with the fund. You will find information about purchases, redemptions, exchanges and services.

      The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS

      You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by a fund and will be priced at the next-computed NAV.

      Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of a fund, such as the minimum initial or subsequent investment amounts, may be modified.

Some of the firms through which the fund is available include:

o     Charles Schwab & Co., Inc. Mutual Fund OneSource(R)service

o     Fidelity Brokerage Services, Inc. FundsNetwork(TM)Program

o     Waterhouse Securities, Inc.

--------------------------------------------------------------------------------
ACCOUNT STATEMENTS
--------------------------------------------------------------------------------

      In general, you will receive account statements as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o     after any changes of name or address of the registered owner(s)

o     otherwise, every calendar quarter

      You will receive annual and semiannual financial reports.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      As a fund investor, you will receive distributions.

      The fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

      The fund distributes dividends annually. The fund typically distributes capital gains annually in December.

      Most investors have their distributions reinvested in additional shares of the fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

      Estimated year-end distribution information, including record and payment dates, will be available at www.warburg.com or by calling 800-WARBURG (800-927-2874). Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

      Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.

      If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

      The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

      Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                OTHER INFORMATION

--------------------------------------------------------------------------------
ABOUT THE DISTRIBUTOR
--------------------------------------------------------------------------------

      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

o     making the fund available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Common Class

      As part of its business strategy, the fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for the above services. Under the plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the fund's Common Class. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

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                                       24

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                                       25

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                                       26

                              FOR MORE INFORMATION

      More information about the fund is available free upon request, including the following:

--------------------------------------------------------------------------------
SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

      Explains how to buy and sell shares. The Shareholder Guide is incorporated by reference into (is legally part of) this Prospectus.

--------------------------------------------------------------------------------
ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

      A current Statement of Additional Information (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

      You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

      Please contact Warburg Pincus Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-WARBURG
   (800-927-2874)

BY MAIL:
   Warburg Pincus Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC file number:
Warburg Pincus Global New
Technologies Fund                                                      811-09961

                              --------------------
                              WARBURG PINCUS FUNDS
                              --------------------

                             PART OF CREDIT | ASSET
                                     SUISSE | MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874) o www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        WPGNT-1-1200

--------------------            PART OF CREDIT | ASSET
WARBURG PINCUS FUNDS                    SUISSE | MANAGEMENT
--------------------

                                   PROSPECTUS

                                  Advisor Class
                                December 22, 2000

                                 WARBURG PINCUS
                          GLOBAL NEW TECHNOLOGIES FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Warburg Pincus Advisor Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ..................................................................  4
   Goal and Principal Strategies ............................................  4
   Investor Profile .........................................................  4
   A Word About Risk ........................................................  5

INVESTOR EXPENSES ...........................................................  8
   Fees and Fund Expenses ...................................................  8
   Example ..................................................................  9

THE FUND IN DETAIL .......................................................... 10
   The Management Firms ..................................................... 10
   Multi-Class Structure .................................................... 10
   Fund Information Key ..................................................... 11
   Goal and Strategies ...................................................... 12
   Portfolio Investments .................................................... 12
   Risk Factors ............................................................. 12
   Portfolio Management ..................................................... 13
   Investor Expenses ........................................................ 13

MORE ABOUT RISK ............................................................. 14
   Introduction ............................................................. 14
   Types of Investment Risk ................................................. 14
   Certain Investment Practices ............................................. 16

MEET THE MANAGERS ........................................................... 19

ABOUT YOUR ACCOUNT .......................................................... 20
   Share Valuation .......................................................... 20
   Account Statements ....................................................... 20
   Distributions ............................................................ 20
   Taxes .................................................................... 21

OTHER INFORMATION ........................................................... 22
   About the Distributor .................................................... 22

BUYING SHARES ............................................................... 24

SELLING SHARES .............................................................. 26

SHAREHOLDER SERVICES ........................................................ 28

OTHER POLICIES .............................................................. 29

FOR MORE INFORMATION ...............................................  back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
FUND/RISK FACTORS          GOAL                    STRATEGIES
--------------------------------------------------------------------------------
GLOBAL NEW                 Capital appreciation    o Focuses on companies
TECHNOLOGIES FUND                                    associated with
Risk factors:                                        leading-edge technology
 Foreign securities                                  products and services
 Market risk                                       o Looks for attractive growth
 Non-diversified status                              potential
 Regulatory risk                                   o Invests in U.S. and foreign
 Sector concentration                                equity securities
 Start-up and other small
  companies
 Technology companies

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

      The fund is designed for investors who:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are looking for capital appreciation

o     want to diversify their portfolios into technology stocks

      It may NOT be appropriate if you:

o     are investing for a shorter time horizon

o are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

o     are looking for exposure to companies in a broad variety of industries

o     want to limit your exposure to foreign securities

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

--------------------------------------------------------------------------------
A WORD ABOUT RISK
--------------------------------------------------------------------------------

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      The principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES

      A fund that invests outside the U.S. carries additional risks that include:

o Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

o Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

o Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

      The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

      The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

REGULATORY RISK

      Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

SECTOR CONCENTRATION

      A fund that invests more than 25% of its net assets in a group of related industries (market sector) is subject to increased risk. Fund performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.

START-UP AND OTHER SMALL COMPANIES

      Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

TECHNOLOGY COMPANIES

      Technology companies can be significantly (and adversely) affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

      Because the fund involves a high level of risk, you should consider it only for the aggressive portion of your portfolio. The fund may not be appropriate for everyone.

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                                       7

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are expected amounts for the fiscal period ended August 31, 2001.

--------------------------------------------------------------------------------
                                                                     GLOBAL NEW
                                                                    TECHNOLOGIES
                                                                        FUND
--------------------------------------------------------------------------------
Shareholder fees
(paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge "load" on purchases                                        NONE
--------------------------------------------------------------------------------
Deferred sales charge "load"                                            NONE
--------------------------------------------------------------------------------
Sales charge "load" on reinvested distributions                         NONE
--------------------------------------------------------------------------------
Redemption fees                                                         NONE
--------------------------------------------------------------------------------
Exchange fees                                                           NONE
--------------------------------------------------------------------------------
Annual fund operating expenses
(deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                                          1.00%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                     .50%
--------------------------------------------------------------------------------
Other expenses(1)                                                       1.12%
--------------------------------------------------------------------------------
Total annual fund operating expenses(2)                                 2.62%
--------------------------------------------------------------------------------

(1) Other expenses are based on estimated amounts to be charged in the current fiscal period.

(2) Fund service providers have voluntarily agreed to waive some of their fees and reimburse some expenses. These waivers and reimbursements, which may be discontinued at any time, are expected to lower the fund's expenses as follows:

EXPENSES AFTER WAIVERS AND
REIMBURSEMENTS

Management fee                                                           .26%

Distribution and service (12b-1) fee                                     .50%

Other expenses                                                           .99%
                                                                        ----

Total annual fund operating expenses                                    1.75%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------
                     ONE YEAR                      THREE YEARS
--------------------------------------------------------------------------------
                       $265                           $814
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

--------------------------------------------------------------------------------
THE MANAGEMENT FIRMS
--------------------------------------------------------------------------------

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

o Credit Suisse Asset Management companies manage approximately $104 billion in the U.S. and $296 billion globally

o Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC 3A 7JJ

o     Sub-investment adviser for the fund

o Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

o     Also a member of Credit Suisse Asset Management

      For easier reading, Credit Suisse Asset Management Limited will be referred to as "CSAM U.K." throughout this Prospectus.

--------------------------------------------------------------------------------
MULTI-CLASS STRUCTURE
--------------------------------------------------------------------------------

      This fund offers two classes of shares, Common and Advisor. This Prospectus offers the Advisor Class of shares, which are sold through financial-services firms.

      The Common Class is described in a separate prospectus.

--------------------------------------------------------------------------------
FUND INFORMATION KEY
--------------------------------------------------------------------------------

      A concise description of the fund begins on the next page. Each description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

      The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

      Expected expenses for the 2001 fiscal period. Actual expenses may be higher or lower.

o Management fee The fee paid to the investment adviser for providing investment advice to the fund and compensating the sub-investment adviser. Expressed as a percentage of average net assets after waivers.

o Distribution and service (12b-1) fees Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

o Other expenses Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

--------------------------------------------------------------------------------
GOAL AND STRATEGIES
--------------------------------------------------------------------------------

      The fund seeks capital appreciation. To pursue this goal, it invests primarily in equity securities of U.S. and foreign companies which may benefit significantly from advances or improvements in technology. These companies may also have a potential for earnings growth that has not yet been recognized by the market.

      The emphasis of the fund will be companies that are associated with leading-edge technology products and services. These include:

o     internet services and infrastructure

o     e-commerce

o     computers and computer software

o     electronic components and systems

o     access/broadband

o     media/content

o     networking and communications

o     medical technologies

      Under normal market conditions, the fund invests at least 65% of assets in equity securities of technology companies. The fund invests in at least three countries, which may include the U.S., and may invest in companies of all sizes. In choosing equity securities, the fund's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. In considering whether to purchase a security, the portfolio managers look at a number of factors, including the reliability and effectiveness of management, whether the issuer is a leader in its business segment, whether the price of the security is attractive as compared to its competitiors and whether the companies are expected to generate above-average growth rates. The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

      Equity holdings may consist of:

o     common and preferred stocks

o     securities convertible into or exchangeable for common stocks

o Securities such as rights and warrants, whose values are based on common stocks

      The fund may invest in foreign securities without limit. To a limited extent, the fund may also engage in other investment practices.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

      This fund's principal risk factors are:

o     foreign securities

o     market risk

o     non-diversified status

o     regulatory risk

o     sector concentration

o     start-up and other small companies

o     technology companies

      Technology stocks have been highly volatile, and the value of your investment will fluctuate in response to movements in the prices of fund holdings. Because the fund invests internationally, it carries additional risks, including currency, information and political risks.

      Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

      Although the fund does not concentrate its investments in a specific industry, the fund may invest in a number of related industries which may be affected similarly by certain market or other economic conditions. You should expect it to be more volatile than a broadly diversified global equity fund.

      Non-diversification might cause the fund to be more volatile than a diversified mutual fund. To the extent that the fund invests in emerging markets or start-up and other small companies, it takes on additional risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

      Jeffrey T. Rose and Todd Jacobson are Co-Portfolio Managers of the Fund. Associate Portfolio Managers Esther R. Schreiber and Naimish M. Shah assist them. You can find out more about them in "Meet the Managers."

--------------------------------------------------------------------------------
INVESTOR EXPENSES
--------------------------------------------------------------------------------

      Expected expenses for the 2001 fiscal period (after fee waivers and expense reimbursements):

Management fee               .26%
Distribution and service
  (12b-1) fees               .50%
All other expenses           .99%
                            ----
  Total expenses            1.75%

                                 MORE ABOUT RISK

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

      The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK
--------------------------------------------------------------------------------

      The following risks are referred to throughout this Prospectus.

      Access risk Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

      Correlation risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

      Exposure risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

      Liquidity risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

      Market risk The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Operational risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

      Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|    Permitted without limitation; does not indicate actual use

20%I Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%R Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

|_|    Permitted, but not expected to be used to a significant extent

--     Not permitted

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                      LIMIT
--------------------------------------------------------------------------------

Borrowing The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. Speculative exposure risk.       33 1/3%R

--------------------------------------------------------------------------------
Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different rates.(1)
Correlation, credit, currency, hedged exposure, liquidity, political,
speculative exposure, valuation risks.                                     |X|

--------------------------------------------------------------------------------
Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market,
operational, political, valuation risks.                                   |X|

--------------------------------------------------------------------------------
Equity and equity-related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. Liquidity,
market, valuation risks.                                                   |X|

--------------------------------------------------------------------------------
Foreign securities Securities of foreign issuers. May include depositary receipts. Currency, information, liquidity, market,
political, valuation risks.                                                |X|

--------------------------------------------------------------------------------
Futures and options on futures Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a future time based on those future changes.(1) Correlation, currency, hedged exposure, interest-rate, market, speculative exposure
risks.(2)                                                                  |_|

--------------------------------------------------------------------------------
Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated securities of comparable quality.
Credit, interest-rate, market risks.                                      35%R

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate,
liquidity, market, valuation risks.                                        |_|

--------------------------------------------------------------------------------
Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. A fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1)
Correlation, credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                           25%R

--------------------------------------------------------------------------------
Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income- producing real estate or
real-estate-related loans or interests. Credit, interest-rate, market
risks.                                                                     |_|

--------------------------------------------------------------------------------
Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include
private placements. Liquidity, market, valuation risks.                   15%I

--------------------------------------------------------------------------------
Sector concentration Investing more than 25% of a fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments affecting the
sector will have a greater effect on the fund.                             |X|

--------------------------------------------------------------------------------
Securities lending Lending portfolio securities to financial institutions; a fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market,
operational risks.                                                      33 1/3%R

--------------------------------------------------------------------------------
Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If a fund were to take short positions in stocks that increase in value, then it would be likely to underperform similar mutual funds that do not take short positions. Liquidity, market,
speculative exposure risks.                                                |X|

--------------------------------------------------------------------------------
Short-term trading Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains distributions
could raise shareholders' income tax liability.                            |X|

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

Special-situation companies Companies experiencing unusual
developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt a fund's performance if the anticipated benefits of the special situation do not materialize.
Information, market risks.                                                 |_|

--------------------------------------------------------------------------------
Start-up and other small companies Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information, liquidity, market, valuation
risks.                                                                     |X|

--------------------------------------------------------------------------------
Structured instruments Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted. Credit, currency, information, interest-rate, liquidity, market, political, speculative exposure,
valuation risks.                                                           |_|

--------------------------------------------------------------------------------
Technology companies Companies which may benefit significantly from advances or improvements in technology. Liquidity, market, valuation
risks.                                                                     |X|

--------------------------------------------------------------------------------
Temporary defensive tactics Placing some or all of a fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.              |_|

--------------------------------------------------------------------------------
Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative
exposure risks.                                                           15%I

--------------------------------------------------------------------------------
When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change
before delivery. Liquidity, market, speculative exposure risks.           20%R

--------------------------------------------------------------------------------

(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGERS

                                 [PHOTO OMITTED]
                               Todd Jacobson, CFA
                                    Director

o     Co-Portfolio Manager

o With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc.

o     With Warburg Pincus since 1997

o     Analyst at Brown Harriman, 1993 to 1997

                               Esther R. Schreiber
                                 Vice President

o     Associate Portfolio Manager

o     With CSAM since 1999

o     Vice President and senior analyst at Lazard Freres, 1999

o     Vice President and senior analyst at Credit Suisse First Boston, 1995 to
      1998

                                 [PHOTO OMITTED]
                                 Jeffrey T. Rose
                                    Director

o     Co-Portfolio Manager

o     With CSAM since 2000

o     Managing director and portfolio manager at Prudential Investments, 1994 to
      2000

o     Analyst and portfolio manager at Prudential Capital Group, 1992 to 1994

                                 Naimish M. Shah
                                 Vice President

o     Associate Portfolio Manager

o     With CSAM since 2000

o     Associate of technology equity sales at Goldman Sachs, 1998 to 2000

           Job titles indicate position with the investment adviser.

                               ABOUT YOUR ACCOUNT

--------------------------------------------------------------------------------
SHARE VALUATION
--------------------------------------------------------------------------------

      The price of your shares is also referred to as their net asset value
(NAV).

      The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Advisor Class's total assets, less its liabilities, by the number of Advisor Class shares outstanding.

      The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors determines that using this method would not reflect an investment's value.

      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

--------------------------------------------------------------------------------
ACCOUNT STATEMENTS
--------------------------------------------------------------------------------

      In general, you will receive account statements as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o     after any changes of name or address of the registered owner(s)

o     otherwise, every calendar quarter

      You will receive annual and semiannual financial reports.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      As a fund investor, you will receive distributions.

      The fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

      The fund distributes dividends annually. The fund typically distributes capital gains annually in December.

      Most investors have their distributions reinvested in additional shares of the fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

      Estimated year-end distribution information, including record and payment dates, will be available at www.warburg.com or by calling 800-WARBURG (800-927-2874). Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

      Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.

      If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

      The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

      Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                OTHER INFORMATION

--------------------------------------------------------------------------------
ABOUT THE DISTRIBUTOR
--------------------------------------------------------------------------------

      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

o     making the fund available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Advisor Class

      Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate these firms for their services. The current 12b-1 fee is .50% per annum of the fund's average daily net assets, although under the 12b-1 plan the fund is authorized to pay up to
 .75%. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Advisor Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

                       This page intentionally left blank

                                  BUYING SHARES

--------------------------------------------------------------------------------
OPENING AN ACCOUNT
--------------------------------------------------------------------------------

      Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

      If you need an application, call our Institutional Shareholder Service Center to receive one by mail or fax.

      You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

      The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (currently 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS

      You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

      Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

--------------------------------------------------------------------------------
ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------

      You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.

--------------------------------------------------------------------------------
INVESTMENT CHECKS
--------------------------------------------------------------------------------

      Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Advisor Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed government checks.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT                      ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
--------------------------------------------------------------------------------

o Complete the Warburg Pincus Advisor   o Make your check payable to Warburg
  Funds New Account Application.          Pincus Advisor Funds.

o Make your check payable to Warburg    o Write the account number and the
  Pincus Advisor Funds.                   fund name on your check.

o Write the fund name on the check.     o Mail to Warburg Pincus Advisor
                                          Funds.
o Mail to Warburg Pincus Advisor
  Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Call our Institutional Shareholder    o Call our Institutional Shareholder
  Service Center to request an            Service Center to request an
  exchange from another Warburg Pincus    exchange from another Warburg Pincus
  fund or portfolio. Be sure to read      fund or portfolio.
  the current Prospectus for the new
  fund or portfolio.                    If you do not have telephone
                                        privileges, mail or fax a letter of
If you do not have telephone            instruction.
privileges, mail or fax a letter of
instruction.

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

o Complete and sign the New Account     o Call our Institutional Shareholder
  Application.                            Service Center by 4 p.m. ET to
                                          inform us of the incoming wire.
o Call our Institutional Shareholder      Please be sure to specify the
  Service Center and fax the signed       account registration, account number
  New Account Application by 4 p.m.       and the fund name on your wire
  ET.                                     advice.

o The Institutional Shareholder         o Wire the money for receipt that day.
  Service Center will telephone you
  with your account number. Please be
  sure to specify the account
  registration, account number and the
  fund name on your wire advice.

o Wire your initial investment for
  receipt that day.

o Mail the original, signed
  application to Warburg Pincus
  Advisor Funds.

--------------------------------------------------------------------------------
BY ACH TRANSFER
--------------------------------------------------------------------------------

o Cannot be used to open an account.    o Call our Institutional Shareholder
                                          Service Center to request an ACH
                                          transfer from your bank.

                                        o Your purchase will be effective at
                                          the next NAV calculated after we
                                          receive your order in proper form.

                                        Requires ACH on Demand privileges.

--------------------------------------------------------------------------------

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                         MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                                 SELLING SHARES

--------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES      CAN BE USED FOR
--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------

Write us a letter of instruction that   o Sales of any amount.
includes:

o your name(s) and signature(s) or, if
  redeeming on an investor's behalf,
  the name(s) of the registered
  owner(s) and the signature(s) of
  their legal representative(s)

o the fund name and account number

o the dollar amount you want to sell

o how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see
"Selling Shares in Writing").

Mail the materials to Warburg Pincus
Advisor Funds.

If only a letter of instruction is
required, you can fax it to the
Institutional Shareholder Service
Center (unless a signature guarantee
is required).

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Call our Institutional Shareholder    o Accounts with telephone privileges.
  Service Center to request an
  exchange into another Warburg Pincus  If you do not have telephone
  fund or portfolio. Be sure to read    privileges, mail or fax a letter of
  the current Prospectus for the new    instruction to exchange shares.
  fund or portfolio.

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------

Call our Institutional Shareholder      o Accounts with telephone privileges.
Service Center to request a
redemption. You can receive the
proceeds as:

o a check mailed to the address of
  record

o an ACH transfer to your bank

o a wire to your bank

See "By Wire or ACH Transfer" for
details.

--------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
--------------------------------------------------------------------------------

o Complete the "Wire Instructions" or   o Requests by phone or mail.
  "ACH on Demand" section of your New
  Account Application.

o For federal-funds wires, proceeds
  will be wired on the next business
  day. For ACH transfers, proceeds
  will be delivered within two
  business days.

--------------------------------------------------------------------------------

                                 HOW TO REACH US

Institutional Shareholder Service Center
Toll free: 800-222-8977
Fax:       212-370-9833

Mail
Warburg Pincus Advisor Funds
P.O. Box 9030
Boston, MA 02205-9030

Overnight/Courier Service
Boston Financial
Attn: Warburg Pincus Advisor Funds
66 Brooks Drive
Braintree, MA 02184

Internet Web Site
www.warburg.com

                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Warburg Pincus Advisor Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and Account Registration]

--------------------------------------------------------------------------------
SELLING SHARES IN WRITING
--------------------------------------------------------------------------------

      Some circumstances require a written sell order, along with a signature guarantee. These include:

o     accounts whose address of record has been changed within the past 30 days

o     redemptions in certain large accounts (other than by exchange)

o     requests to send the proceeds to a different payee or address

o shares represented by certificates, which must be returned with your sell order

      A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

--------------------------------------------------------------------------------
RECENTLY PURCHASED SHARES
--------------------------------------------------------------------------------

      For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                         MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------
AUTOMATIC SERVICES
--------------------------------------------------------------------------------

      Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semiannual or annual withdrawals.

--------------------------------------------------------------------------------
STATEMENTS AND REPORTS
--------------------------------------------------------------------------------

      The Fund produces financial reports, which include among other things a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. The Fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the Fund may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the Fund. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

--------------------------------------------------------------------------------
TRANSFERS/GIFTS TO MINORS
--------------------------------------------------------------------------------

      Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

--------------------------------------------------------------------------------
ACCOUNT CHANGES
--------------------------------------------------------------------------------

      Call our Institutional Shareholder Service Center to update your account records whenever you change your address. The Institutional Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

--------------------------------------------------------------------------------
TRANSACTION DETAILS
--------------------------------------------------------------------------------

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

o     your investment check or ACH transfer does not clear

o you place a telephone order by 4 p.m. ET and we do not receive your wire that day

      If you wire money without first calling our Institutional Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks do not earn interest.

--------------------------------------------------------------------------------
SPECIAL SITUATIONS
--------------------------------------------------------------------------------

      The fund reserves the right to:

o refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

o change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

o impose minimum investment amounts after 15 days' notice to current investors of any increases

o     charge a wire-redemption fee

o make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                         MONDAY-FRIDAY, 8 A.M.-5 P.M. ET

                       This page intentionally left blank

                              FOR MORE INFORMATION

      More information about this fund is available free upon request, including the following:

--------------------------------------------------------------------------------
ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
--------------------------------------------------------------------------------

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

      A current Statement of Additional Information (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

      You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

      Please contact Warburg Pincus Advisor Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY MAIL:
   Warburg Pincus Advisor Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Advisor Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC file number:
Warburg Pincus Global New
Technologies Fund                                                      811-09961

                              --------------------
                              WARBURG PINCUS FUNDS
                              --------------------

                              PART OF CREDIT | ASSET
                                      SUISSE | MANAGEMENT


                      P.O. BOX 9030, BOSTON, MA 02205-9030
                         800-222-8977 o www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        ADGNT-1-1200

      [LOGO] WARBURG PINCUS FUNDS, PART OF CREDIT SUISSE | ASSET MANAGEMENT

                              WARBURG PINCUS FUNDS

                                   SHAREHOLDER
                                      GUIDE

                                  Common Class
                                 January 1, 2001

      This Shareholder Guide is incorporated into and legally part of each
                    Warburg Pincus (Common Class) prospectus.

     Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC

                                  BUYING SHARES

o     OPENING AN ACCOUNT

      Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

      If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.warburg.com.

      You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

o     ADDING TO AN ACCOUNT

      You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.

o     INVESTMENT CHECKS

      Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed government checks.

--------------------------------------------------------------------------------
                                 MINIMUM INITIAL
                                   INVESTMENT

Cash Reserve Fund:                                                      $ 1,000
New York Tax Exempt Fund:                                               $ 1,000
Balanced Fund:                                                          $ 1,000
Value Fund:                                                             $ 1,000
WorldPerks(R) Funds:                                                    $ 5,000
Long-Short Fund:                                                        $25,000
All other funds:                                                        $ 2,500
IRAs:                                                                   $   500*
Transfers/Gifts to Minors:                                              $   500*
--------------------------------------------------------------------------------

* $25,000 minimum for Long-Short Fund.

--------------------------------------------------------------------------------
                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Warburg Pincus Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and Registration]

                                 HOW TO REACH US

Shareholder Service Center
Toll free: 800-WARBURG
           (800-927-2874)
Fax:       212-370-9833

Mail
Warburg Pincus Funds
P.O. Box 9030
Boston, MA 02205-9030

Overnight/Courier Service
Boston Financial
Attn: Warburg Pincus Funds
66 Brooks Drive
Braintree, MA 02184

Internet Web Site
www.warburg.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPENING AN ACCOUNT                       ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
--------------------------------------------------------------------------------
o Complete the New Account               o Make your check payable to Warburg
  Application. For IRAs use the            Pincus Funds.
  Universal IRA Application.
                                         o Write the account number and the
o Make your check payable to Warburg       fund name on your check.
  Pincus Funds.
                                         o Mail to Warburg Pincus Funds.
o Mail to Warburg Pincus Funds.
                                         o Minimum amount is $100.
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
o Call our Shareholder Service Center    o Call our Shareholder Service Center
  to request an exchange. Be sure to       to request an exchange.
  read the current prospectus for the
  new fund. Also please observe the      o Minimum amount is $250.
  minimum initial investment.
                                         If you do not have telephone
  If you do not have telephone           privileges, mail or fax a signed
  privileges, mail or fax a signed       letter of instruction.
  letter of instruction.
--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
o Complete and sign the New Account      o Call our Shareholder Service Center
  Application.                             by 4 p.m. ET to inform us of the
                                           incoming wire. Please be sure to
o Call our Shareholder Service Center      specify your name, the account
  and fax the signed New Account           number and the fund name on your
  Application by 4 p.m. ET.                wire advice.

o Shareholder Services will telephone    o Wire the money for receipt that day.
  you with your account number. Please
  be sure to specify your name, the      o Minimum amount is $500.
  account number and the fund name on
  your wire advice.

o Wire your initial investment for
  receipt that day.

o Mail the original, signed
  application to Warburg Pincus Funds.
  This method is not available for
  IRAs.
--------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
--------------------------------------------------------------------------------
o Cannot be used to open an account.     o Call our Shareholder Service Center
                                           to request an ACH transfer from your
                                           bank.

                                         o Your purchase will be effective at
                                           the next NAV calculated after we
                                           receive your order in proper form.

                                         o Minimum amount is $50.

                                         Requires ACH on Demand privileges.
--------------------------------------------------------------------------------

                           800-WARBURG (800-927-2874)
           MONDAY-FRIDAY, 8 A.M.-8 P.M. ET SATURDAY, 8 A.M.-4 P.M. ET

                               SELLING SHARES(*)

--------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES       CAN BE USED FOR
--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
Write us a letter of instruction that    o Accounts of any type.
includes:
                                         o Sales of any amount.
o your name(s) and signature(s)
                                         For IRAs please use the IRA
o the fund name and account number       Distribution Request Form.

o the dollar amount you want to sell

o how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see
"Selling Shares in Writing").

Mail the materials to Warburg Pincus
Funds.

If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center.
--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
o Call our Shareholder Service Center    o Accounts with telephone privileges.
  to request an exchange. Be sure to
  read the current prospectus for the    If you do not have telephone
  new fund. Also please observe the      privileges, mail or fax a letter of
  minimum initial investment.            instruction to exchange shares.
--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
Call our Shareholder Service Center to   o Non-IRA accounts with telephone
request a redemption. You can receive      privileges.
the proceeds as:

o a check mailed to the address of
  record

o an ACH transfer to your bank ($50
  minimum)

o a wire to your bank ($500 minimum)

See "By Wire or ACH Transfer" for
details.
--------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
--------------------------------------------------------------------------------
o Complete the "Wire Instructions" or    o Non-IRA accounts with
  "ACH on Demand" section of your New      wire-redemption or ACH on Demand
  Account Application.                     privileges.

o For federal-funds wires, proceeds      o Requests by phone or mail.
  will be wired on the next business
  day. For ACH transfers, proceeds
  will be delivered within two
  business days.
--------------------------------------------------------------------------------

* For the Japan Growth Fund and Japan Small Company Fund only: Each fund imposes a 2.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than six months from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. For purposes of computing the redemption fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee applies to fund shares purchased on or after May 30, 2000.

o     SELLING SHARES IN WRITING

      Some circumstances require a written sell order, along with a signature guarantee. These include:

      o accounts whose address of record has been changed within the past 30 days

      o     redemption in certain large amounts (other than by exchange)

      o     requests to send the proceeds to a different payee or address

      o shares represented by certificates, which must be returned with your sell order

      A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

o     RECENTLY PURCHASED SHARES

      For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the funds will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

o     LOW-BALANCE ACCOUNTS

      If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

--------------------------------------------------------------------------------
                         MINIMUM TO KEEP AN ACCOUNT OPEN

Cash Reserve Fund:                                                        $  750
New York Tax Exempt Fund:                                                 $  750
Balanced Fund:                                                            $  500
Value Fund:                                                               $  500
WorldPerks Funds:                                                         $  750
All other funds:                                                          $2,000
IRAs:                                                                     $  250
Transfers/Gifts to Minors:                                                $  250
--------------------------------------------------------------------------------

                           800-WARBURG (800-927-2874)
           MONDAY-FRIDAY, 8 A.M.-8 P.M. ET SATURDAY, 8 A.M.-4 P.M. ET

                              SHAREHOLDER SERVICES

o     AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

SAVEMYMONEY PROGRAM

      SaveMyMoney(SM) is a low minimum, automatic investing program that makes it easy to build a mutual fund portfolio. For an initial investment of $250 along with a minimum $50 monthly investment, you can invest in certain Warburg Pincus funds. The SaveMyMoney Program will automatically transfer the monthly investment amount you designate from your bank account.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

      For automatically reinvesting your dividend and capital-gain distributions into another identically registered Warburg Pincus fund. Not available for IRAs.

o     STATEMENTS AND REPORTS

      Each Fund produces financial reports, which include among other things a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. Each Fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a Fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the same Fund. Please call 800-WARBURG if you would like to receive additional reports, prospectuses or proxy statements.

o     RETIREMENT PLANS

      Warburg Pincus offers a range of tax-advantaged retirement accounts, including:

o     Traditional IRAs

o     Roth IRAs

o     Roth Conversion IRAs

o     Spousal IRAs

o     Rollover IRAs

o     SEP IRAs

      To transfer your IRA to Warburg Pincus, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

o     TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

o     ACCOUNT CHANGES

      Call our Shareholder Service Center to update your account records whenever you change your address. Shareholder Services can also help you change your account information or privileges.

                                 OTHER POLICIES

o     TRANSACTION DETAILS

      You are entitled to capital-gain and earned dividend distributions as soon as your purchase order is executed. For the Intermediate Maturity Government, New York Intermediate Municipal and Fixed Income Funds and the Money Market Funds, you begin to earn dividend distributions the business day after your purchase order is executed. However, if we receive your purchase order and payment to purchase shares of a Money Market Fund before 12 p.m. (noon), you begin to earn dividend distributions on that day.

      Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

o     your investment check or ACH transfer does not clear

o you place a telephone order by 4 p.m. ET and we do not receive your wire that day

      If you wire money without first calling Shareholder Services to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks do not earn interest.

o     SPECIAL SITUATIONS

      A fund reserves the right to:

o refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

o change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

o change its minimum investment amounts after 15 days' notice to current investors of any increases

o     charge a wire-redemption fee

o make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o modify or waive its minimum investment requirements for investments through certain financial-services firms and for employees and clients of its adviser, sub-adviser, distributor and their affiliates and, for the Long-Short Fund, investments through certain financial-services firms ($10,000 minimum) and through retirement plan programs (no minimum)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                           800-WARBURG (800-927-2874)
           MONDAY-FRIDAY, 8 A.M.-8 P.M. ET SATURDAY, 8 A.M.-4 P.M. ET

                              --------------------
                              WARBURG PINCUS FUNDS
                              --------------------

                             PART OF CREDIT | ASSET
                                     SUISSE | MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874) o www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR       WPCOM-31-0101

                       STATEMENT OF ADDITIONAL INFORMATION


                                December 22, 2000

                   WARBURG PINCUS GLOBAL NEW TECHNOLOGIES FUND

This Statement of Additional Information provides information about Warburg Pincus Global New Technologies Fund (the "Fund") that supplements information in the Prospectus for the Common Shares and the Prospectus for the Advisor Shares of the Fund, each dated December 22, 2000, as amended or supplemented from time to time (each a "Prospectus") and is incorporated by reference in its entirety in each Prospectus.

This Statement of Additional Information is not itself a prospectus and no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectuses, Annual Reports and information regarding the Fund's current performance can be obtained by writing or telephoning:


    Common Shares                                    Advisor Shares
    -------------                                    --------------

Warburg Pincus Funds                          Warburg Pincus Advisor Funds
    P.O. Box 9030                                     P.O. Box 9030
Boston, MA 02205-9030                             Boston, MA 02205-9030
     800-WARBURG                              Attn.: Institutional Services
                                                      800-222-8977

                                Table of Contents

                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVES AND POLICIES ........................................    1
     Technology Companies .................................................    1
     General Investment Strategies ........................................    1
     Strategic and Other Transactions .....................................    1
     Options Futures and Currency Transactions ............................    1
         Securities Options ...............................................    2
         Securities Index Options .........................................    4
         OTC Options ......................................................    5
         Futures Activities ...............................................    5
              Futures Contracts ...........................................    6
              Options on Futures Contracts ................................    7
         Currency Exchange Transactions ...................................    7
              Forward Currency Contracts ..................................    8
         Currency Options .................................................    8
         Currency Hedging .................................................    8
         Swaps ............................................................    9
         Hedging Generally ................................................   10
         Asset Coverage for Forward Contracts, Options, Futures, Options on
              Futures
              and Swaps ...................................................   11
     Additional Information on Other Investment Practices .................   12
     U.S. Government Securities ...........................................   12
     Money Market Obligations .............................................   12
     Money Market Mutual Funds ............................................   12
     Repurchase Agreements ................................................   13
     Convertible Securities ...............................................   13
     Debt Securities ......................................................   14
         Below Investment Grade Securities ................................   14
     Structured Securities ................................................   16
         Mortgage-Backed Securities .......................................   16
         Asset-Backed Securities ..........................................   17
         Structured Notes, Bonds or Debentures ............................   17
         Loan Participations and Assignments ..............................   18
     REITs ................................................................   18
     Zero Coupon Securities ...............................................   18
     Securities of Other Investment Companies .............................   19
     Lending of Portfolio Securities ......................................   19
     Foreign Investments ..................................................   20
         Foreign Currency Exchange ........................................   20
         Euro Conversion ..................................................   21

                                Table of Contents

                                                                            Page
                                                                            ----


         Information ......................................................   21
         Political Instability ............................................   21
         Foreign Markets ..................................................   21
         Increased Expenses ...............................................   21
         Foreign Debt Securities ..........................................   21
         Sovereign Debt ...................................................   22
         Depositary Receipts ..............................................   23
         Privatizations ...................................................   24
         Brady Bonds ......................................................   24
         Emerging Markets .................................................   24
     Short Sales  .........................................................   25
     Short Sales "Against the Box." .......................................   26
     Warrants .............................................................   26
     Non-Publicly Traded and Illiquid Securities ..........................   27
         Rule 144A Securities .............................................   28
     Borrowing ............................................................   28
     Stand-By Commitments .................................................   28
     Reverse Repurchase Agreements ........................................   29
     When-Issued Securities and Delayed-Delivery Transactions .............   30
     Emerging Growth and Small Companies; Unseasoned Issuers ..............   30
     Special Situation Companies ..........................................   31
     Dollar Rolls .........................................................   31
     Temporary Defensive Strategies .......................................   31
         Debt Securities ..................................................   31
         Money Market Obligations .........................................   31
         Non-Diversified Status ...........................................   31
INVESTMENT RESTRICTIONS ...................................................   32
PORTFOLIO VALUATION .......................................................   34
PORTFOLIO TRANSACTIONS ....................................................   35
PORTFOLIO TURNOVER ........................................................   37
MANAGEMENT OF THE FUND ....................................................   37
     Officers and Board of Directors ......................................   37
     Directors' Total Compensation ........................................   41
     Portfolio Managers of the Fund .......................................   41
     Control Persons and Principal Holders of Securities ..................   42
     Investment Advisers and Co-Administrators ............................   42
     Code of Ethics .......................................................   44
     Custodians and Transfer Agent ........................................   44
     Organization of the Fund .............................................   45
     Distribution and Shareholder Servicing ...............................   45
         Common Shares ....................................................   45
         Advisor Shares ...................................................   47

                                Table of Contents


                                                                            Page
                                                                            ----

         General ..........................................................   47
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................   48
     Automatic Cash Withdrawal Plan .......................................   48
EXCHANGE PRIVILEGE ........................................................   48
ADDITIONAL INFORMATION CONCERNING TAXES ...................................   49
     The Fund and Its Investments .........................................   49
     Passive Foreign Investment Companies .................................   52
     Fund Taxes on Swaps ..................................................   52
     Dividends and Distributions ..........................................   52
     Sales of Shares ......................................................   53
     Foreign Taxes ........................................................   53
     Backup Withholding ...................................................   54
     Notices ..............................................................   54
     Other Taxation .......................................................   54
DETERMINATION OF PERFORMANCE ..............................................   54
INDEPENDENT ACCOUNTANTS AND COUNSEL .......................................   56
MISCELLANEOUS .............................................................   57
FINANCIAL STATEMENTS ......................................................   57

APPENDIX - DESCRIPTION OF RATINGS                                            A-1

                       INVESTMENT OBJECTIVES AND POLICIES


            The following information supplements the discussion of the Fund's investment objective and policies in the Prospectuses. There are no assurances that the Fund will achieve its investment objective.

            The investment objective of the Fund is capital appreciation.





            Technology Companies

            Technology companies can be significantly (and adversely) affected by, among other things, obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants. Also, companies in technology-related industries tend to share common characteristics and are more likely to react similarly (and possibly negatively) to industry-specific market, economic or other developments. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to a number of factors which may increase their volatility.


            General Investment Strategies

            Unless otherwise indicated, the Fund is permitted, but not obligated to, engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

            The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

            Strategic and Other Transactions

            Options Futures and Currency Transactions. The Fund may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return, which may involve speculation.

            Up to 25% of the Fund's total assets may be at risk in connection with these strategies. The amount of assets considered to be "at risk" is, in the case of purchasing options, the amount of premium paid, and, in the case of writing options, the value of the underlying obligation. Options may be traded on an exchange or over-the-counter ("OTC").

            Securities Options. The Fund may write covered put and call options on stock and debt securities and the Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities its would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). The Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent the premium received offsets the effects of the decline.

            In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.


            Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Fund's investment adviser ("CSAM"), or Credit Suisse Asset Management Limited, the Fund's sub-investment adviser ("CSAM Ltd.") (each, an "Adviser") expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.


            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

            Securities Index Options. The Fund may purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100.
Indexes may also be based on a particular industry or market segment.

            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

            OTC Options. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

            Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

            Futures Activities. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges for hedging purposes or to increase total return. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

            The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation.

            Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.


            The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities, although the Fund does not intend to engage in transactions involving futures contracts and options on futures contracts to a significant extent.


            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. An index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

            No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

            At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

            Options on Futures Contracts. The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

            Currency Exchange Transactions. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market,
(ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.


            The Fund may engage in currency exchange transactions for hedging purposes or for other purposes, including generating current income to offset expenses or to increase return, which may involve speculation.


            Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).

            Currency Options. The Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

            Swaps. The Fund may enter into swaps relating to indexes, currencies, interest rates, equity and debt interests of foreign issuers without limit. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

            The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

            Hedging Generally. In addition to entering into options, futures and currency transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

            In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

            The Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Fund of hedging transactions will be subject to the Adviser's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

            To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.


            Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps. The Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of options written by the Fund on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


            For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

            Additional Information on Other Investment Practices.

            U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S. (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).


            Other U.S. Government Securities The Fund may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


            Money Market Obligations. The Fund is authorized to invest, under normal market conditions up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) money market obligations and medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.


            Money Market Mutual Funds. Where the Adviser believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, the Fund may invest up to 5% of its net assets in securities of money market mutual funds that are unaffiliated with the Fund or the Adviser. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees, including management fees and other expenses with respect to assets so invested.


            Repurchase Agreements. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.




            Convertible Securities. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced.

Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

            Debt Securities. The Fund may invest with respect to up to 35% of its total assets in investment grade debt securities (other than money market obligations). The Fund may also invest to a limited extent in zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of the Fund that invests in zero coupon securities. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's, S&P or, if unrated, is determined to be of comparable quality by the Adviser. Bonds rated in the fourth highest grade have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Debt obligations of corporations in which the Fund may invest include corporate bonds, debentures, debentures convertible into common stocks and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below. The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to accurately forecast changes in interest rates. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.


            Below Investment Grade Securities. The Fund may invest up to 20% of its total assets in debt securities (including convertible debt securities) rated below investment grade and as low as C by Moody's or D by S&P, or in unrated securities considered to be of equivalent quality. A security will be deemed to be investment grade if it is rated below the four highest grades by Moody's or S&P or, if unrated, is determined to be a comparable quality by the Adviser. The Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Bonds rated below investment grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

            Securities rated below investment grade and comparable unrated securities: (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

            While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. The Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

            The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

            Structured Securities. The Fund may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities, structured notes, bonds or debentures, and assignments of and participations in loans.

            Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

            Asset-Backed Securities. The Fund may invest in U.S. and foreign governmental and private asset-backed securities. Asset-backed securities, which represent participations in, or are secured by and payable from, pools of consumer loans on assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest ultimately depend on payments in respect of the underlying loans by individuals and may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

            Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security the Fund invests in will be 397 days or less. The Fund may purchase asset-backed securities that are unrated.

            Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participants") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. A participating Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a participating Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. The Fund's rights and obligations as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The lack of a liquid secondary market for both Participations and Assignments will have an adverse impact on the value of such securities and on the Fund's ability to dispose of Participations or Assignments, which may also be subject to the risk of default. The lack of a liquid market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

            REITs. The Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

            Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.


            Zero Coupon Securities. The Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income the year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay the year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.


            Securities of Other Investment Companies. The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

            Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at value (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

            By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of the Fund's securities will be fully collateralized and marked to market daily.

            Foreign Investments. The Fund may invest its assets in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

            Foreign Currency Exchange. Since the Fund will invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. The Fund bears a risk of loss in the event that the other party to the loan agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to retrieve and dispose of the loaned securities, including the risk of a possible decline in the value of the loaned securities during the period in which the Fund seeks to assert its rights. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

            Euro Conversion. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presented unique risks and uncertainties for investors in those countries, including (i) the functioning of the payment and operational systems of banks and other financial institutions; (ii) the creation of suitable clearing and settlement payment schemes for the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (iv) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Fund.

            Information. The majority of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation, nationalization, or confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Political or social instability, or domestic developments could affect U.S. investments in those and neighboring countries.

            Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

            Increased Expenses. The operating expenses of the Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.


            Foreign Debt Securities. The Fund may invest up to 35% of its total assets in foreign debt securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

            Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

            Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

            Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

            A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

            The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

            Investors should also be aware that certain sovereign debt instruments in which the Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by the Fund at a discount from face value. However, the Fund do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, the Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

            Depositary Receipts. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). Certain of the risks relating to investments in foreign securities may be involved with respect to investments in ADRs, EDRs and IDRs. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are receipts issued outside the U.S. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively.

            Privatizations. The Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.


            Brady Bonds. The Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.


            Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

            Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

            Emerging Markets. The Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

            Short Sales. The Fund may seek to realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security from a broker or other institution to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

                  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

            An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times cash or liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the

Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund's net assets.


            Short Sales "Against the Box." The Fund may also engage in short sales against the box. The Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian.

            The Fund may engage in short sales against the box for investment purposes. The Fund may also make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

            Warrants. The Fund may invest up to 15% of its net assets in warrants. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The Fund may invest in warrants to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

            Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

            Non-Publicly Traded and Illiquid Securities. The Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below) and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

            Borrowing. The Fund may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities, so long as there is asset coverage of at least 300% for all borrowings of the Fund and the Fund may pledge its assets to the extent necessary to secure permitted borrowings. Additional investments (including roll-overs) will not be made when borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

            Stand-By Commitments. The Fund may invest in stand-by commitments with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

            The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the Adviser, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

            The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

            The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

            The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio.

            Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers, although none of the Fund intend to enter into reverse repurchase agreements in the coming year. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

            When-Issued Securities and Delayed-Delivery Transactions. The Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

            When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or certain liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


            Emerging Growth and Small Companies; Unseasoned Issuers. The Fund may invest its assets in the securities of emerging growth, small companies and unseasoned issuers. Investments in emerging growth and small-sized companies, as well as companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve risks and other considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of emerging growth and small-sized companies and unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

            Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.


            Special Situation Companies. "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. The Adviser believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve maximum capital appreciation. There can no assurance, however, that special situation that exists at the time of an investment will be consummated under the terms and within the time period contemplated.


            Dollar Rolls. The Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

            Temporary Defensive Strategies.

            Debt Securities. When the Adviser believes that a defensive posture is warranted, the Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

            Money Market Obligations. The Fund, for temporary defensive purposes, may invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations without limit.

            Non-Diversified Status. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

            The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

                             INVESTMENT RESTRICTIONS


            Certain investment limitations of the Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

            If a percentage restriction (other than the percentage limitation set forth in No. 1 and No. 11 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

            The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 12 may be changed by a vote of the Board at any time.


            The Fund may not:

            1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

            2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

            3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

            4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

            5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

            7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

            8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.


            9. Issue any senior security except as permitted in the Fund's fundamental investment limitations or as otherwise permitted by law.


            10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            11. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            12. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.




                               PORTFOLIO VALUATION

            The following is a description of the procedures used by the Fund in valuing their assets.

            Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent bid quotation on the exchange or market. In determining the market value of portfolio investments, the Fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

            Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

            Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. ("NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS


            CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective and has retained CSAM Ltd. to act as sub-investment adviser to the Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds through a broker or placement agent may also involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

            In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

            Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

            Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

            In no instance will portfolio securities be purchased from or sold to CSAM, CSAM Ltd., Credit Suisse Asset Management Securities, Inc., the Fund's distributor (and an affiliate of CSAM) (CSAMSI), or Credit Suisse First Boston ("CS First Boston") or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                               PORTFOLIO TURNOVER

            The Fund do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.


            It is not possible to predict the Fund's portfolio turnover rates. However, it is anticipated that the Fund's portfolio turnover rate may exceed 100%. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.


                             MANAGEMENT OF THE FUND

            Officers and Board of Directors

            The business and affairs of the Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. Under the Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

            The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard H. Francis (68)                         Director

40 Grosvenor Road                               Currently retired; Executive Vice President and
Short Hills, New Jersey 07078                   Chief Financial Officer of Pan Am Corporation
                                                and Pan American World Airways, Inc. from 1988
                                                to 1991; Director/Trustee of other Warburg Pincus
                                                Funds and other CSAM-advised investment companies.

Jack W. Fritz (73)                              Director
2425 North Fish Creek Road                      Private investor; Consultant and Director of
P.O. Box 1287                                   Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014                           Communications (developers and operators of
                                                radio stations) since 1987;  Director/Trustee
                                                of other Warburg Pincus Funds.

Jeffrey E. Garten (53)                          Director
Yale School of Management                       Dean of Yale School of Management and William
56 Hillhouse Avenue                             S. Beinecke Professor in the Practice of
New Haven, Connecticut 06520-8200               International Trade and Finance; Undersecretary
                                                of Commerce for International
                                                Trade from November 1993 to
                                                October 1995; Professor at
                                                Columbia University from
                                                September 1992 to November 1993;
                                                Director of Aetna, Inc.;
                                                Director of Calphine Energy
                                                Corporation; Director/Trustee of
                                                other Warburg Pincus Funds.

James S. Pasman, Jr. (70)                       Director
29 The Trillium                                 Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238                  Operating Officer of National InterGroup, Inc.
                                                (holding company of National Steel Corporation)
                                                from April 1989 to March 1991; Chairman of
                                                Permian Oil Co. from April 1989 to March 1991;
                                                Director of Education Management Corp., Tyco
                                                International Ltd. (diversified manufacturing and
                                                service company); Trustee, Deutsche Bank VIT Funds;
                                                Director/Trustee of other Warburg Pincus
                                                Funds and other CSAM-advised investment
                                                companies.

William W. Priest* (58)                         Chairman of the Board
466 Lexington Avenue                            Chairman and Managing Director of CSAM
New York, New York 10017-3147                   Chief Executive Officer and Managing
                                                Director of CSAM from 1990 to 2000;
                                                Director/Trustee of other
                                                Warburg Pincus Funds and other
                                                CSAM-advised investment
                                                companies.

Steven N. Rappaport (52)                        Director
40 East 52nd Street                             President of Loanet, Inc. (on-line accounting
New York, New York 10022                        service) since 1997; Executive Vice President
                                                of Loanet, Inc. from 1994 to 1997; Director,
                                                President, North American Operations, and
                                                former Executive Vice President from 1992 to
                                                1993 of Worldwide Operations of Metallurg Inc.
                                                (international producer and seller of metal);
                                                Executive Vice President, Telerate, Inc. (a
                                                leading provider of real-time financial
                                                information) from 1987 to 1992; Partner in the
                                                law firm of Hartman & Craven until 1987;
                                                Director/Trustee of other Warburg Pincus Funds
                                                and other CSAM-advised investment companies.

Alexander B. Trowbridge (70)                    Director
1317 F Street, N.W., 5th Floor                  Retired; President of Trowbridge Partners, Inc.
Washington, DC 20004                            (business consulting) from January 1990 to
                                                November 1996; Director or
                                                Trustee of ICOS Corporation
                                                (biopharmaceuticals), IRI
                                                International (energy services),
                                                The Rouse Company (real estate
                                                development), Harris Corp.
                                                (electronics and communications
                                                equipment), The Gillette Co.
                                                (personal care products) and
                                                Sunoco, Inc. (petroleum refining
                                                and marketing); Director/Trustee
                                                of other Warburg Pincus Funds.

Eugene L. Podsiadlo (43)                        President
466 Lexington Avenue                            Managing Director of CSAM; Associated with CSAM
New York, New York 10017-3147                   since Credit Suisse acquired the Funds'
                                                predecessor adviser in July
                                                1999; with the predecessor
                                                adviser since 1991; Vice
                                                President of Citibank, N.A. from
                                                1987 to 1991; Officer of other
                                                Warburg Pincus Funds.


--------
* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

Hal Liebes, Esq. (36)                           Vice President and Secretary
466 Lexington Avenue                            Managing Director and General Counsel of CSAM;
New York, New York 10017-3147                   Associated with Lehman Brothers, Inc. from 1996
                                                to 1997; Associated with CSAM
                                                from 1995 to 1996; Associated
                                                with CS First Boston Investment
                                                Management from 1994 to 1995;
                                                Associated with Division of
                                                Enforcement, U.S. Securities and
                                                Exchange Commission from 1991 to
                                                1994; Officer of CSAMSI, other
                                                Warburg Pincus Funds and other
                                                CSAM-advised investment
                                                companies.

Michael A. Pignataro (40)                       Treasurer and Chief Financial Officer
466 Lexington Avenue                            Director of CSAM; Associated with CSAM
New York, New York 10017-3147                   since 1984; Officer of other
                                                Warburg Pincus Funds and other
                                                CSAM-advised investment
                                                companies.

Gregory N. Bressler, Esq. (34)                  Assistant Secretary
466 Lexington Avenue                            Vice President and Legal Counsel of CSAM since
New York, New York 10017-3147                   January 2000; Associated with the law firm of
                                                Swidler Berlin Shereff Friedman
                                                LLP from 1996 to 2000.

Stuart J. Cohen, Esq. (31)                      Assistant Secretary
466 Lexington Avenue                            Vice President and Legal Counsel of CSAM;
New York, New York 10017-3147                   Associated with CSAM since Credit Suisse
                                                acquired the Funds' predecessor
                                                adviser in July 1999; with the
                                                predecessor adviser since 1997;
                                                Associated with the law firm of
                                                Gordon Altman Butowsky Weitzen
                                                Shalov & Wein from 1995 to 1997;
                                                Officer of other Warburg Pincus
                                                Funds.

Rocco A. Del Guercio (37)                       Assistant Treasurer
466 Lexington Avenue                            Vice President and Administrative
New York, New York 10017-3147                   Officer of CSAM; Associated with CSAM since
                                                June 1996; Assistant Treasurer,
                                                Bankers Trust Corp. -- Fund
                                                Administration from March 1994
                                                to June 1996; Officer of other
                                                Warburg Pincus Funds and other
                                                CSAM-advised investment
                                                companies.

Joseph Parascondola (37)                        Assistant Treasurer
466 Lexington Avenue                            Assistant Vice President - Fund Administration
New York, New York 10017-3147                   of CSAM since April 2000; Assistant Vice
                                                President, Deutsche Asset

                                                Management from January 1999 to
                                                April 2000; Assistant Vice
                                                President, Weiss, Peck & Greer
                                                LLC from November 1995 to
                                                December 1998.

            No employee of CSAM, CSAM Ltd., PFPC Inc. ("PFPC") or CSAMSI, the Fund's co-administrators, or any of their affiliates receives any compensation from the Fund for acting as an officer or director/trustee of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAM Ltd., PFPC or CSAMSI or any of their affiliates receives the following annual and per-meeting fees:

-------------------------------------------------------------------------------
                                              Fee for Each     Annual Fee as
                             Annual Fee as   Board Meeting    Audit Committee
Fund                           Director         Attended          Member
-------------------------------------------------------------------------------
New Technologies Fund            $750             $250             $250*
-------------------------------------------------------------------------------

* Alexander B. Trowbridge, Chairman of the Audit Committee, receives $325 for serving on the Audit Committee.


            Each Director is reimbursed for expenses incurred in connection with attendance at Board meetings.

            Directors' Total Compensation.

(estimated for the fiscal period ending August 31, 2001):


--------------------------- ---------------------- ------------------------
                                                       All Investment
                                                      Companies in Fund
 Name of Director/Trustee   New Technologies Fund         Complex(1)
--------------------------- ---------------------- ------------------------
William W. Priest(2)                None                    None
--------------------------- ---------------------- ------------------------
Richard H. Francis                 $2,500                 $112,500
--------------------------- ---------------------- ------------------------
Jack W. Fritz                      $2,500                 $112,500
--------------------------- ---------------------- ------------------------
Jeffrey E. Garten                  $2,500                  $60,000
--------------------------- ---------------------- ------------------------
James S. Pasman, Jr.               $2,500                 $112,500
--------------------------- ---------------------- ------------------------
Steven N. Rappaport                $2,500                 $112,500
--------------------------- ---------------------- ------------------------
Alexander B. Trowbridge            $2,725                 $122,625
--------------------------- ---------------------- ------------------------


(1) Each Director serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser ("Fund Complex"), except for Mr. Garten, who also serves as a Director or Trustee of 24 investment companies and portfolios in the Fund Complex.

(2) Mr. Priest receives compensation as an employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

            Portfolio Managers of the Fund.





            Todd D. Jacobson, Director, is a portfolio manager and analyst specializing in Japanese equities. He joined Warburg Pincus Asset Management, Inc. ("WPAM") in 1997 and came to CSAM in 1999 when it acquired WPAM. Previously, he was a Japanese equity analyst at Brown Brothers Harriman and an analyst with Value Line Securities. Mr. Jacobson holds a B.A. in Economics from the State University of New York at Binghamton and an M.B.A. in Finance from the University of Pennsylvania's Wharton School. He is a Chartered Financial Analyst.

            Jeffrey T. Rose, Director, is a portfolio manager specializing in large- and mid-capitalization U.S. growth equities. He joined in 2000 from Prudential Investments, where he also managed large- and mid-cap U.S. growth equity portfolios. Previously, he managed internal fixed income portfolios at J.P. Morgan. Mr. Rose holds a B.A. in Government from Cornell University and an M.B.A. from The Amos Tuck School at Dartmouth College. He is a Chartered Financial Analyst.

            Esther R. Schreiber, Vice President, is an analyst focusing on the computer hardware and software sectors in large-capitalization U.S. equity portfolios. She joined in 1999 from Lazard Freres and Credit Suisse First Boston, where she was a Vice President and senior analyst covering enterprise software companies. While at Credit Suisse First Boston, Ms. Schreiber was voted by Institutional Investor as the "Best Up and Coming" enterprise software analyst in 1996 and 1997 and placed fifth in her industry in the magazine's annual analyst rankings in 1997 and 1998. Previously, she held various positions at IBM in marketing, consulting, sales and application development. Ms. Schreiber holds a B.S. in Computer Science from Brooklyn College and an M.B.A. in Investment Management and Finance from Columbia Business School, and is fluent in Hebrew. She is a frequent guest on CNN and CNBC and has been interviewed by and quoted in Business Week and Fortune magazines.

            Naimish M. Shah, Vice President, is an analyst focusing on semiconductor and semiconductor capital equipment companies in large-capitalization U.S. equity portfolios. He joined in 2000 from Goldman Sachs, where he specialized in technology research sales. Previously, he was a district manager for Intel Corporation. Mr. Shah holds a B.S.E. in Electrical Engineering from the University of Michigan and an M.B.A. in Finance from Columbia Business School.

            Control Persons and Principal Holders of Securities.

            CSAM will hold all of the shares of the Fund on the date the Fund's Registration Statement becomes effective.

            Investment Advisers and Co-Administrators.

            CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to the Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit

Suisse ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. For its services, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of 1.00% of the Fund's average daily net assets.

            CSAM Ltd., located at Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England, serves as sub-investment adviser to the Fund. CSAM Ltd. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Advisers Act. CSAM Ltd. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Ltd. has been in the money management business for over 15 years and currently manages approximately $37 billion in assets.

            CSAM Ltd. is a wholly owned subsidiary of Credit Suisse Asset Management (UK) Holding Limited ("CSAM Holding"). CSAM Holding is a wholly owned subsidiary of Credit Suisse, the parent company of the Funds' investment adviser, CSAM. Like Credit Suisse, CSAM Holding is located at Paradeplatz 8, 8001 Zurich, Switzerland.

            Subject to the supervision of CSAM, CSAM Ltd., in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Articles of Incorporation, as may be amended from time to time, the Prospectuses and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board.

            Under the Sub-Advisory Agreement between CSAM and CSAM Ltd. (the "Sub-Advisory Agreement" and with the Advisory Agreement, each an "Advisory Agreement"), CSAM pays CSAM Ltd. a portion of the net quarterly amount (after fee waivers and reimbursements) received by CSAM for CSAM's services as the Fund's investment adviser. Upon the termination of the Sub-Advisory Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period.


            CSAMSI and PFPC serve as co-administrators to the Fund pursuant to separate written agreements. CSAMSI provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Fund and their various service providers, furnishing certain corporate secretarial services, which include preparing materials for meetings of the Board, assisting with proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing certain compliance procedures for the Fund. As compensation, the Common Shares and Advisor Shares of the Fund pay CSAMSI a fee calculated at an annual rate of .10% of their respective average daily net assets.


            PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Fund pays PFPC a fee calculated at an annual rate of .11% of the Fund's first $500 million in average daily net assets, .09% of the next $1 billion in average daily net assets, and .07% of average daily net assets over $1.5 billion, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

            Each class of shares of the Fund bears its proportionate share of fees payable to CSAM, CSAM Ltd., CSAMSI and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. The Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.


            Code of Ethics.


            The Fund, CSAM, CSAM Ltd. and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.


            The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

            Custodians and Transfer Agent.

            Brown Brothers Harriman & Co. ("BBH") acts as global custodian for the Fund pursuant to a written Custodian Agreement (the "Custodian Agreement"). BBH will (i) maintain a separate account or accounts in the name of the Fund,
(ii) hold and transfer portfolio securities on account of the Fund, (iii) accept receipts and disbursements of money on behalf of the Fund, (iv) collect and receive all income and other payments and distributions for the account of the Fund's portfolio securities and (v) make periodic reports to the Board concerning the Fund's custodial arrangements. BBH is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund, provided that BBH remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the negligent acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, BBH receives a fee which is calculated based upon the Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. BBH's principal business address is 40 Water Street, Boston, Massachusetts 02109.

            State Street Bank and Trust Company ("State Street") serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street
(i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

            Organization of the Fund.


            The Fund was incorporated on May 25, 2000 under the laws of the State of Maryland under the name "Warburg Pincus/CSFB Global New Technologies Fund, Inc." On November 21, 2000, the Fund changed its name to "Warburg, Pincus Global New Technologies Fund, Inc."


            The Fund currently offers two classes of shares, Common Shares and Advisor Shares. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund. The Fund is a non-diversified, open-end investment management company.

            The Fund's charter authorizes the board to issue three billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares," one billion shares are designated "Advisor Shares" and one billion shares are designated "Institutional Shares."

            All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

            Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of the Board member at the written request of holders of 10% of the outstanding shares of the Fund.

            Distribution and Shareholder Servicing.

            Common Shares. The Fund has adopted a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Fund. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (e) obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services. The Common Shares 12b-1 Plan was adopted on May 1, 2000.

            Payments under the Common Shares 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed distribution expenses actually incurred.

            Pursuant to the Common Shares 12b-1 Plan, CSAMSI provides the Board with periodic reports of amounts expended under the Common Shares 12b-1 Plan and the purpose for which the expenditures were made.

            The Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.


            For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to
 .50% of the average annual value of accounts with the Fund maintained by such Service Organizations (the "Service Fee"). Service Organizations may also be reimbursed for marketing costs. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Fund may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.


            Advisor Shares. The Fund has entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements are governed by a distribution plan (the "Advisor Shares 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund. The Advisor Shares 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Shares 12b-1 Plan and the purposes for which such expenditures were made. The Advisor Shares 12b-1 Plan was adopted on May 1, 2000


            Certain Institutions may receive additional fees from the CSAMSI, CSAM or their affiliates for providing supplemental services in connection with investments in the Fund. Institutions may also be reimbursed for marketing costs. Additional fees may be up to 0.25% per year of the value of Fund accounts maintained by the firm and/or, in certain cases, may include a one-time fee of up to 0.50% of the value of assets invested in the accounts. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedules of the Institutions. To the extent that CSAMSI, CSAM, or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Fund or their shareholders.


            An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

            General. The Common Shares 12b-1 Plan and the Advisor Shares 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or the 12b-1 Plan ("Independent Directors"). Any material amendment of the Common Shares 12b-1 Plan and the Advisor Shares 12b-1 Plan would require the approval of the Board in the same manner. Neither the Common Shares 12b-1 Plan nor the Advisor Shares 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. The Common Shares 12b-1 Plan and the Advisor Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund.

            Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

            If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

            Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund.

                               EXCHANGE PRIVILEGE

            An exchange privilege with certain other funds advised by CSAM is available to investors in the Fund. A Common Shareholder may exchange Common Shares of the Fund for Common Shares of another Warburg Pincus fund at their respective net asset values. An Advisor Shareholder may exchange Advisor Shares of the Fund for Advisor Shares of another Warburg Pincus fund at their respective net asset values. When, and if, offered, an Institutional Shareholder may exchange Institutional Shares of the Fund for Institutional Shares of another Warburg Pincus fund at their respective net asset values. If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.

            The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Shares of the Fund for Shares in another Warburg Pincus fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus fund, an investor should contact Warburg Pincus Funds at 800-927-2874.

            The Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, both of which are subject to change.

            The Fund and Its Investments.

            The Fund intends to qualify as a regulated investment company during each taxable year under Part I of Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

            As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and on its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

            The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

            The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The balance of such income must be distributed during the next calendar year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

            With regard to the Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

            If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

            The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

            The Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

            Passive Foreign Investment Companies.

            If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or impossible to obtain.

            Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

            Fund Taxes on Swaps.

            As a result of entering into index swaps, the Fund may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

            Dividends and Distributions.

            Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the
Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

            Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

            Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

            If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

            Sales of Shares.

            Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

            Foreign Taxes.

            The Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

            Backup Withholding.

            The Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

            Notices.

            Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Fund and Their Investments") made by the Fund to its shareholders.

            Other Taxation.

            Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES
      AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO
       CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX
               CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                          DETERMINATION OF PERFORMANCE

            From time to time, the Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Funds." Current total return figures may be obtained by calling Warburg Pincus Funds at 800-927-2874.

            These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

            These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)^n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. Investors should note that this performance may not be representative of the Fund's total return over longer market cycles.

            When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares of the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

            The Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

            The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

            In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. The Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

            The Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) the S&P 500 Index and the Morgan Stanley
Capital International World Index, each of which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by the Adviser derived from such indexes. The Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, Smart Money, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

            In reports, investor communications or advertisements, the Fund may include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments; (v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics;
(vii) a discussion of the risk/return continuum relating to different investments; (viii) the potential impact of adding foreign stocks to a domestic portfolio; (ix) the general biography or work experience of the portfolio managers of the Fund; (x) portfolio manager commentary or market updates; (xi) discussion of macroeconomic factors affecting the Fund and its investments;
(xii) research methodology underlying stock selection or the Fund's investment objective; and (xiii) other information of interest to investors.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL


            PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statement for the Fund that is incorporated by reference in this Statement of Additional Information has been audited by PwC and has been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


            Willkie Farr & Gallagher serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

            The Fund is not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Fund's net asset value, nor is Warburg, Pincus & Co. a distributor of the Fund. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                              FINANCIAL STATEMENTS

            The Fund's financial statement follows the Report of Independent Accountants.

                                    APPENDIX

                             DESCRIPTION OF RATINGS


Commercial Paper Ratings

            Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Short-Term Note Ratings

            The following summarizes the two highest ratings used by S&P for short-term notes:

            SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

            SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

            The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

            MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

            MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Corporate Bond and Municipal Obligations Ratings

            The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

            BB, B, CCC, CC and C - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following summarizes the ratings used by Moody's for corporate bonds and Municipal Obligations:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Warburg, Pincus Global New Technologies Fund, Inc.

Statements of Assets and Liabilities - December 12, 2000

Assets
            Cash                                                        $100,000
            Prepaid Offering Costs                                        76,745

               Total Assets                                              176,745

Liabilities
            Payable to Adviser - Offering Costs                           76,745

Net Assets (applicable to 10,000 Common Class Shares)                   $100,000

Net Assets Value, per Common Class Shares                               $  10.00

Net Assets Consist of:
            Capital Stock, $0.001 par value                             $    100
            Paid-in Capital                                               99,900

Net Assets applicable to shares outstanding                             $100,000


See accompanying notes to the financials.

1. Organization:

Warburg, Pincus Global New Technologies Fund, Inc. (the "Fund") was incorporated on May 25, 2000, under the laws of the State of Maryland. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified investment management company.

The Fund's charter authorizes its Board of Directors to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated "Common Shares," one billion are designated "Advisor Shares" and one billion are designated as "Institutional Shares". The Fund currently offers Common Shares and Advisor Shares.

Common shares bear fees at .25% of average daily net asset value pursuant to a 12b-1 distribution plan. The Fund has not commenced operations except those related to organizational matters and the sale of 10,000 Common Shares (the "Initial Shares") to Credit Suisse Asset Management, Inc., the Fund's investment adviser (the "Adviser") on December 7, 2000.

2. Organization Costs, Offering Costs and Transactions with Affiliates:

The Fund will reimburse the Adviser for offering costs, in the amount of $76,745, that have been paid for by the Adviser. Offering costs, including initial registration costs, have been deferred and will be charged to expense during the Fund's first year of operation. The Fund will not reimburse the Adviser for certain organizational costs in the amount of $48,000.

Certain officers and a director of the Fund are also officers and a director of the Adviser. These officers and director are paid no fees by the Fund for serving as an officer or director of the Fund.

                        Report of Independent Accountants

To the Board of Directors and Shareholder of the Warburg, Pincus Global New
  Technologies Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Warburg, Pincus Global New Technologies Fund, Inc. (the "Fund") at December 12, 2000, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP


Two Commerce Square
Philadelphia, Pennsylvania
December 14, 2000